PL Growth and Income ETF

Ticker Symbol: PLGI

Primary Listing Exchange for the Fund: CBOE BZX Exchange, Inc.

SUMMARY PROSPECTUS

October 22, 2025

Advised by:

Collaborative Fund Advisors, LLC

500 Damonte Ranch Pkwy
Building 700, Unit 700
Reno, NV 89521

1-877-694-3532

plgrowthincome.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, dated October 22, 2025, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at plgrowthincome.com or by calling 1-877-694-3532. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Investment Objectives: The PL Growth and Income ETF (the “Fund”) seeks to provide long-term capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.90%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.66%
Fee Waiver and Reimbursement (3)	0.41%
Total Annual Fund Operating Expenses After Fee Waiver	1.25%

(1) Other expenses are estimated for the current fiscal year.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3) Collaborative Fund Advisors, LLC (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least through August 21, 2027 to ensure that Net Annual Fund Operating Expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) portfolio transaction and other investment-related costs (including brokerage fees and commissions), (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.25%. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recoupment. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. This expense limitation agreement may be terminated at any time, by the Trust’s Board of Trustees (the “Board”) upon sixty days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$127	$483

PORTFOLIO TURNOVER: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may adversely affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund is an actively managed exchange traded fund (“ETF”) that seeks long-term growth and income through a focused portfolio of 30-50 individual common stocks of any market capitalization. The securities will predominantly be of U.S.-based issuers traded on U.S. exchanges and may also include American Depositary Receipts (ADRs) traded on U.S. exchanges. The Fund’s adviser may also utilize targeted ETFs to gain exposure to specific market indexes or sectors.

Under normal market conditions, the Fund will invest at least 80% of its assets in a combination of equities from growth companies and income-producing securities or options. Growth companies are companies the adviser believes have above average growth potential. The adviser considers a number of factors in determining a company's growth potential, such as if the company's projected earnings per share growth, sales growth per share or free cash flow growth or its trailing earnings per share growth is above the equity market median, if the company's research and development expenses exceed sales, general and administrative expenses, or if the company is raising capital to grow, fund or expand its business. A company's growth potential can be determined under any of these factors.

Additionally, the Fund also invests in corporate bonds, government bonds and preferred stock. Bonds may be of any maturity and may include bonds which are rated below investment grade (also known as “high yield” or “junk bonds”). The Fund may also obtain its fixed income investment exposure by investing in other ETFs that primarily invest in bonds or preferred stock.

The Fund may also invest in money market funds, U.S. Treasury securities and other cash equivalents.

The Fund’s adviser invests the Fund’s assets in accordance with the following ranges. In determining the allocation of assets in the following ranges, the Adviser will consider macro-economic conditions, micro considerations for specific sectors and companies, reported financial statements and analytical opinions, when available.

Equity Securities	0% to 100%
Fixed Income Securities	0% to 70%
Cash/Money Markets	0% to 30%

To mitigate volatility and generate income, the Fund will employ covered call writing strategies on its equity holdings. The Fund may also write (or sell) cash-secured put options to generate income.

The Adviser utilizes a combination of quantitative and fundamental analysis, examining fundamental, market, technical, and statistical attributes to select investments and implement its options strategies. The Adviser’s investment process focuses on identifying securities with long-term growth potential and opportunities to reduce risk and for income generation through options. In evaluating securities with long-term growth potential, the Adviser will consider the projected and reported sales growth data, as well as the classifications of the securities by third-parties and benchmarks.

The Fund may engage in frequent trading of its portfolio, resulting in a higher portfolio turnover rate.

PRINCIPAL RISKS: As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the assets could cause the Fund to lose value or its results lag relevant benchmarks or other funds with similar objectives.

Below Investment Grade Securities Risk. Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are higher risk, which may result in loss of income and principal.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Corporate Bond Risk. Corporate bonds are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the shares and the Fund’s NAV.

Exchange Traded Funds Risk. The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs in which it invests and may be higher than other mutual funds that invest directly in stocks and bonds because of duplicate management fees and brokerage and trading costs. Each other ETF is subject to specific risks, depending on the nature of the ETF.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by an American Underlying Fund or Other Underlying Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Current conditions have resulted in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by an American Underlying Fund or Other Underlying Fund. As a result, for the present, interest rate risk may be heightened.

Foreign Risk. Investing in notes of foreign issuers involves risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Growth Risk. Growth-oriented securities purchased by the Fund may involve large price swings and potential for loss. If the perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities market.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Money Market Risk. The Fund’s investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio manager to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Lastly, the trading of options is subject to transaction costs that may impact the Fund’s returns.

Portfolio Turnover Risk. The Fund may turn over its portfolio investments for a variety of reasons, including for asset allocation rebalances, temporary defensive positions, dividend capture strategies, or short-term trading strategies. Investments may be sold when, in the opinion of the Adviser, investment considerations warrant such action, without regard to the length of time held. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in derivatives, may have the effect of increasing the Fund’s annual rate of portfolio turnover. If investments are not held for the applicable holding periods, dividends paid on them will not qualify for advantageous U.S. federal tax rates.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance: Since the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Collaborative Fund Advisors, LLC

Investment Sub-Adviser: Retireful, LLC

Portfolio Manager: Michael Goldenberg has served as a portfolio manager since its inception in October 2025.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on CBOE BZX Exchange, Inc. (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. If you are investing through a tax free plan, you will be taxed upon withdrawal from your account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.